UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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Winmark Corporation
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 27, 2016

TO THE SHAREHOLDERS OF WINMARK CORPORATION

Notice is hereby given to the shareholders of Winmark Corporation that our Annual Meeting of Shareholders will be held at our corporate offices, 605 Highway 169 N, Suite 100, Minneapolis, Minnesota 55441 on Wednesday, April 27, 2016 at 3:00 p.m. Central Daylight Time, to consider and act upon the following matters:

1.	To set the number of members of the Board of Directors at eight.

2.	To elect eight directors to serve for a term of one year.

3.	To consider an advisory vote to approve executive compensation

4.	To ratify the appointment of GRANT THORNTON LLP as our independent registered public accounting firm for the 2016 fiscal year.

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on March 4, 2016 will be entitled to vote at the meeting and adjournments of the meeting.

You are cordially invited to attend the meeting.  Even if you do not plan to attend the meeting, we urge you to sign, date and return the proxy at once in the enclosed envelope.

By the Order of the Board of Directors

John L. Morgan	Brett D. Heffes

Executive Chairman of the Board of Directors	Chief Executive Officer

Dated March 8, 2016

Winmark Corporation

605 Highway 169 North, Suite 100

Minneapolis, Minnesota 55441

Annual Meeting of Shareholders

April 27, 2016

PROXY STATEMENT

GENERAL

The Annual Meeting of Shareholders of Winmark Corporation will be held on Wednesday, April 27, 2016, at 3:00 p.m., Central Daylight Time, at our corporate offices, 605 Highway 169 N, Suite 100, Minneapolis, Minnesota 55441, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

The enclosed proxy is solicited by our Board of Directors.  Such solicitation is being made by mail and may also be made by directors, officers and regular employees of Winmark personally or by telephone.  Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying us in writing at the above address, attention: Corporate Secretary, or by appearing in person at the meeting.  Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted in accordance with the Board’s recommendations: FOR Proposal #1 to set the number of members of the Board of Directors at eight, FOR each of the eight nominees set forth in Proposal #2 to serve for a one year term, FOR Proposal #3 in favor of the advisory vote to approve executive compensation, FOR Proposal # 4 ratifying the appointment of GRANT THORNTON LLP as our independent registered public accounting firm for the 2016 fiscal year.  With respect to any other matter that properly comes before the Annual Meeting, John L. Morgan and Kirk A. MacKenzie, will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Shares voted as abstentions on any matter (or a “withhold authority” vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter.  If a broker submits a “non-vote” proxy, indicating that the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the determination of the size of the Board, the election of eight directors, and the advisory vote on executive compensation (Proposals 1, 2 and 3 of this Proxy Statement).  Your bank or broker is not permitted to vote your uninstructed shares in determining the size of the board, the election of directors or the approval of executive compensation on a discretionary basis.  Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf on Proposals 1, 2 and 3.  Your bank or broker does have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 4 of this Proxy Statement).  If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

All of the expenses involved in preparing, assembling and mailing this proxy statement and the material enclosed herewith will be paid by Winmark.  Winmark may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock.  This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about March 23, 2016.

IMPORTANT NOTICE REGARDING AVAILABILITY

OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, APRIL 27, 2016

Under rules promulgated by the Securities and Exchange Commission, Winmark is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet.

You may access the following proxy materials as of the date they are first mailed to our shareholders at  www.winmarkcorporation.com by following the tab under “Investor Relations” and the link for “Proxy Materials”:

•    Notice of 2016 Annual Meeting of Shareholders to be held on Wednesday, April 27, 2016;

•    Proxy Statement and form of proxy for 2016 Annual Meeting of Shareholders to be held on Wednesday, April 27, 2016; and

•    Annual Report on Form 10-K for the fiscal year ended December 26, 2015.

These proxy materials are available free of charge and will remain available through the conclusion of the Annual Meeting.  Additionally, we will not collect information, such as “cookies,” that would allow us to identify visitors to the site.

OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors has fixed March 4, 2016, as the record date for determining shareholders entitled to vote at the Annual Meeting.  Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting.  At the close of business on March 4, 2016, 4,108,930 shares of our Common Stock were issued and outstanding.  Common Stock is the only outstanding class of capital stock entitled to vote at the meeting.  Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting.  Shareholders are not entitled to cumulative voting rights.

Under applicable Minnesota law, approval of each of the proposals to be voted on at the meeting except the election of the nominees requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.  The election of the nominees requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present.

ELECTION OF DIRECTORS

(Proposals #1 and #2)

At the meeting, the Board of Directors is to be elected to hold office until the 2017 Annual Meeting or until successors are elected and have qualified.  Our Bylaws provide that the number of directors on our Board shall be fixed by the shareholders, subject to increase by the Board of Directors in an interim period between shareholder votes.  The Nominating Committee recommended to the Board of Directors that the shareholders set the number of directors at eight.  The Nominating Committee also recommended to the Board of Directors that the shareholders re-elect the nominees named below.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, to set the number of directors at eight and for the election of the nominees named below, unless one or more of such nominees should become unavailable for election, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose.  Each person nominated has agreed to serve if elected, and we know of no reason why any of the listed nominees would be unavailable to serve.

Information Concerning Nominees:

John L. Morgan, age 74, has been Chairman of our board of directors since March 2000.  Mr. Morgan served as our Chief Executive Officer from March 2000 to February 2016 and has served as our Executive Chairman since February 2016.  Mr. Morgan served as Chairman and Chief Executive Officer of Tomsten, Inc. (d/b/a Archiver’s) from December 2009 through August 2012 pursuant to a management agreement entered into between Winmark and Tomsten, Inc.  On April 29, 2013, Tomsten filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in Minnesota.  He was the founder of Winthrop Resources Corporation, a business equipment leasing company, and served as its President from March 1982 through March 1999.  Mr. Morgan brings experience in executive management and over 40 years of equipment leasing experience to our board.  In his current capacity as Executive Chairman of Winmark, and as our former Chief Executive Officer, Mr. Morgan provides an intimate knowledge of our business and operations and provides our board with company-specific experience and expertise.  In addition, his significant ownership stake in Winmark provides our board with a unique perspective regarding the long-term strategy of the company.

Lawrence A. Barbetta, age 53, has been a member of our board of directors since April 2012.  He currently serves as Chairman of the Board and Chief Executive Officer of eLab Analytics, a provider of cloud computing based industry-specific business intelligence applications since 2008.  From 2001 to 2006 Mr. Barbetta was with Siebel Systems, most recently as Senior Vice President and General Manager.  He joined Siebel Systems with the acquisition of nQuire Software, a company founded by Mr. Barbetta and where he served as Chief Executive Officer and President from 1997 to 2001.  Through his entrepreneurial experiences, and as a senior executive team member with large public software companies, Mr. Barbetta brings to our board expertise managing high-growth businesses and an extensive understanding of the rapidly changing technological landscape.

Jenele C. Grassle, age 56, has been a member of our board of directors since January 2001.  She currently serves as Vice President, Merchandising for Bluestem Brands, Inc., a position she has held since June 2012.  Ms. Grassle served as Vice President, Merchandising for Aimia, formerly Carlson Marketing, from May 2008 to December 2011.  Ms. Grassle served as the Vice President/General Merchandise Manager at Value Vision Media, Inc. from July 2007 to April 2008, as Vice President, Jewelry from July 2006 to July 2007 and as Divisional Merchandise Manager, Ready-to-Wear, Accessories and Cosmetics from February 2005 to July 2006.   Ms. Grassle’s background as an executive officer and her expertise in retail management including merchandising, operations and marketing provides expertise as well as leadership skills to our board.

Brett D. Heffes, age  48, was appointed to our board of directors and was named our Chief Executive Officer in February 2016.  Prior to being appointed to his present position, Mr. Heffes served as our President from February 2011 to February 2016, as our President of Finance and Administration from December 2007 to February 2011, and as our Chief Financial Officer and Treasurer from November 2002 to September 2008.  In his current capacity as Chief Executive Officer of Winmark, Mr. Heffes provides our board with valuable insight regarding Winmark’s operations in both the franchising and leasing businesses.  Additionally, he brings experience in financial management, capital markets and corporate governance matters related to his prior service on other public company boards of directors.

Kirk A. MacKenzie, age 77, has been a member of our board of directors since May 2000 and served as its Vice Chairman from that time until February 2011.  In addition, he is currently a private investor.  From January 1982 to March 1999, Mr. MacKenzie was Executive Vice President of Winthrop Resources Corporation, a business equipment leasing company.  Mr. MacKenzie’s experience in equipment leasing, as well as his previous public company executive experience provides significant insight and expertise to our board, particularly as we continue to build our equipment leasing operations.

Paul C. Reyelts, age 69, has been a member of our board of directors since May 2000 and serves as Lead Director.  He served as the Executive Vice President of Finance and Chief Financial Officer of The Valspar Corporation, a global leader in the coatings industry, from April 1982 until February 2008.  He remained an Executive Vice President of Valspar Corporation until his retirement in May 2009.  In addition, Mr. Reyelts is a director of SRD Development, LLC, and serves on the Board of Trustees of The Saint Paul Chamber Orchestra and the Gold Medal Park Conservancy Board.  As the former Chief Financial Officer of a NYSE-listed public company, Mr. Reyelts brings experience in financial and executive management, corporate governance and risk management to our board.  In addition, he has an extensive knowledge of the capital markets due to his prior experience that has proven useful to our board.

Mark L. Wilson, age 67, has been a member of our board of directors since May 2000.  He currently serves as Of Counsel at the law firm of Henson & Efron, P.A.  From 1999 to 2006, he served as President of Weisman Enterprises, Inc. and its affiliates, a vending and small transaction management company.  In addition, Mr. Wilson currently serves on the Board of Directors of the Minnesota Community Foundation as its immediate Past Chair, The St. Paul Foundation as its immediate Past Chair, Intergenerational Living and Health Care, Inc., GiveMN.org and Gold Medal Park Conservancy.  Mr. Wilson’s background in legal matters and executive management provides significant insight and expertise to our board.  He provides valuable guidance on the issues of corporate governance, risk management and general management.

Steven C. Zola, age 54, has been a member of our board of directors since February 2011 and has served as its Vice Chairman since February 2016.  Mr. Zola has served as the President of Winmark Capital Corporation since December 2005, and also served as an advisor to Winmark from January 2005 to December 2005.  From September 2002 until January 2007, Mr. Zola served in a number of positions, including President and Chief Executive Officer, of CrystalVoice Communications, Inc, a VoIP software company. From March 1990 to January 2002 he was employed by Winthrop Resources Corporation, a technology equipment leasing company, where he served as Senior Vice President of Sales and Marketing prior to his departure.  Mr. Zola brings over twenty years of equipment leasing experience to our board.  In his current capacity as President of Winmark Capital Corporation, Mr. Zola provides an intimate knowledge of our leasing operations and provides our board with insight into these activities.

Board Recommendation

The Board of Directors recommends that the shareholders vote FOR Proposal #1 to set the number of members of the Board of Directors at eight.  The Board of Directors recommends that the shareholders vote FOR each of the eight nominees set forth in Proposal #2 to serve for a one year term.

CORPORATE GOVERNANCE

Code of Ethics and Business Conduct

We have adopted the Winmark Corporation Code of Ethics and Business Conduct (the “Code of Conduct”), that applies to our directors, officers and employees.  The Code of Conduct is publicly available on our web site at www.winmarkcorporation.com.  If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the Code of Conduct to our directors or executive officers, we will disclose the nature of such amendments or waiver on our web site or in a report on Form 8-K.

Leadership Structure of the Board

In accordance with Winmark’s bylaws, our Board of Directors elects our Chief Executive Officer and our Chairman, and each of these positions may be held by the same person or may be held by two persons. The Board does not have a policy regarding whether the role of the Chairman and Chief Executive Officer should be separate.

Mr. Morgan currently serves as our Executive Chairman and Mr. Heffes currently serves as our Chief Executive Officer.  Prior to Mr. Heffes being named to this position in February 2016, Mr. Morgan served as our Chairman and Chief Executive Officer.  Mr. Heffes also serves on our Board of Directors.  As Chief Executive Officer, Mr. Heffes is responsible for the active management, day-to-day leadership and performance of the Company, while Mr. Morgan, as Executive Chairman, presides over meetings of the full Board of Directors, provides guidance to the Chief Executive Officer on a variety of key issues and is responsible for long range strategic planning for the Company.  Our Board of Directors has determined that Mr. Morgan’s involvement as Executive Chairman while Mr. Heffes serves as Chief Executive Officer and a director benefits the Company as a result of Mr. Morgan’s deep understanding of the Company’s operations and extensive knowledge of the leasing industry.

Winmark has a Lead Director as well as a Vice Chairman, both of whom are nominated by the Governance and Nominating Committee and are elected by a majority of the independent directors.  Our Lead Director presides over meetings of our independent directors and is an additional resource to the Board with respect to governance and financial matters.  Our current Vice Chairman provides the board with expertise relating to equipment leasing.

After careful consideration, the Corporate Governance and Nominating Committee has determined that Winmark’s current Board structure is the most appropriate leadership structure for Winmark and its shareholders given its ownership and operating structure.

Majority of Independent Directors; Committees of Independent Directors

The Board of Directors has determined that all of our non-executive director nominees (Ms. Grassle and Messrs. Barbetta, MacKenzie, Reyelts, and Wilson), collectively constituting a majority of the Board of Directors, are independent directors in accordance with rules of the NASDAQ since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  Messrs. Morgan, Heffes and Zola are precluded from being considered independent by NASDAQ rules since they currently serve as executive officers of Winmark.

Each member of the Audit Committee, Compensation Committee and Nominating Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with NASDAQ rules.

Standing Committees

The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee.  Each of these Committees’ duties are set forth in a charter, which are available on our website at www.winmarkcorporation.com under the “Investor Relations” heading.

Audit Committee

The Audit Committee provides oversight by reviewing financial reports and other financial information of Winmark, reviewing our systems of internal control regarding finance, accounting, legal compliance and ethics, and reviewing our auditing, accounting and financial reporting process. The Audit Committee monitors our financial reporting process and internal control system.  The Audit Committee coordinates, reviews and appraises the audit efforts of our independent registered public accounting firm.  Further, the Audit Committee communicates directly with the independent accountants, financial and senior management and Board of Directors regarding the matters related to the Committee’s responsibilities and duties.   The Board has determined that Paul C. Reyelts, an independent director, is the Audit Committee financial expert given, among other factors, his prior experience as a chief financial officer of a NYSE-listed public company.  The current Audit Committee members are Paul C. Reyelts (Chair), Lawrence A. Barbetta, Kirk A. MacKenzie and Mark L. Wilson.  The Audit Committee held four (4) meetings during fiscal 2015.

Compensation Committee

The Compensation Committee’s purpose is to assist the Board of Directors in the discharge of its responsibilities relating to (a) fair, reasonable, and competitive compensation practices for our executive officers and other key employees which are consistent with the our objectives; (b) oversight of broad-based employee compensation policies and programs; and (c) fair, reasonable and competitive compensation and benefit programs for our nonemployee directors.  The current Compensation Committee members are Mark L. Wilson (Chair), Jenele C. Grassle and Paul C. Reyelts.  The Compensation Committee held one (1) meeting during fiscal 2015.

The Compensation Committee’s responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to:

•    Review and approve annually appropriate incentive compensation goals and objectives for the CEO and other executive officers.

•    Consider and approve the base salary, incentive and equity-based compensation awards and other compensation actions for the CEO based upon an evaluation of the CEO’s performance, effectiveness and other relevant considerations.

•    Review and approve base salaries, incentive and equity-based compensation awards and other compensation actions for all other executive officers, based upon an evaluation of such officer’s performance, effectiveness, the recommendations of the CEO and other relevant considerations.

Compensation decisions for our executive officers and nonemployee members of the Board of Directors are made by the Compensation Committee.  The Compensation Committee also makes decisions regarding the equity compensation of any other Winmark employees.  The Compensation Committee has not elected to utilize the services of a compensation consultant in determining executive compensation, though they have the discretion to utilize the services of a consultant as outlined in the Compensation Committee’s Charter.  To the extent the Committee determines to expend in excess of $5,000 during any fiscal year on consultants, it shall advise the Board of such excess expenditures.

Our Executive Chairman and our Chief Executive Officer, with the input of other officers at their discretion, provide the Compensation Committee with recommendations for the compensation of all executive officers and nonemployee directors.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee had no interlocks.

Nominating Committee

The purpose of the Nominating Committee is to advise the Board of Directors and provide oversight on matters related to (a) the selection and nomination of Board Members; and (b) the appointment of Board Committee Members.  The current Nominating Committee members are Jenele C. Grassle (Chair), Paul C. Reyelts and Mark L. Wilson.  The Nominating Committee held one (1) meeting during fiscal 2015.

Winmark does not have a formal policy with regard to the consideration of director candidates recommended by shareholders since it is our practice to consider director recommendations from any source. The Board is comprised of a majority of independent directors, which ensures consideration of director candidates from any source based on the criteria set forth below.  Each Nominating Committee member is independent.  The Board will consider director candidates recommended by shareholders according to the following membership criteria.

Board Membership Criteria

In selecting the new directors, the Nominating Committee shall consider any requirements of applicable law or listing standards, a candidate’s strength of character, judgment, business experience and specific area of expertise, factors relating to composition of the Board, principles of diversity and such other factors as the Committee shall deem important.

The Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation.

Shareholder Nomination of Directors

A shareholder who wishes to recommend one or more directors must provide a written recommendation to our Corporate Secretary at the address below.  Notice of a recommendation must include:

with respect to the shareholder:

-     name, address, the class and number of shares such shareholder owns;

with respect to the nominee:

-     name, age, business address, residence address,

-     current principal occupation,

-     five year employment history with employer names and a description of the employer’s business,

-     the number of shares beneficially owned by the nominee,

-     whether such nominee can read and understand basic financial statements, and

-     membership on other boards, if any.

The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.  We may require any nominee to furnish additional information that may be needed, or interview a prospective candidate, to determine the eligibility of the nominee.

Risk Oversight

Our Board is charged with providing oversight of Winmark’s risk management processes.  Specifically, the Audit Committee is primarily responsible for overseeing the risk management function.  In carrying out its responsibilities, the Audit Committee works closely with Winmark’s Chief Financial Officer.  The Audit Committee meets quarterly to discuss the financial affairs of the Company.  In addition, at least annually, the Audit Committee reviews a risk assessment and an overview of the risk management processes of the Company.

Meeting Attendance

During fiscal 2015, the Board of Directors held five (5) meetings.  All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served.

We have not adopted a formal policy with regard to Board Members’ attendance at annual meetings of shareholders; however, all directors are encouraged to attend such meetings.  All of the directors attended the Annual Meeting last year.

Shareholder Communications

Shareholders may communicate directly with the Board of Directors.  All communications should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors.  If no director is specified, the communication will be forwarded to the entire Board.  Shareholder communications to the Board should be sent to:

Corporate Secretary

Winmark Corporation

Attention:  Board of Directors

605 Highway 169 N, Suite 400

Minneapolis, Minnesota 55441

EXECUTIVE OFFICERS

The executive officers of Winmark are as follows:

NAME	AGE	POSITION
John L. Morgan	74	Director, Executive Chairman
Brett D. Heffes	48	Director, Chief Executive Officer
Anthony D. Ishaug	44	Chief Financial Officer and Treasurer
Steven A. Murphy	50	President, Franchising
Steven C. Zola	54	Director, President, Winmark Capital Corporation
Leah A. Goff	54	Vice President, Human Resources

John L. Morgan has been Chairman of our board of directors since March 2000.  Mr. Morgan served as our Chief Executive Officer from March 2000 to February 2016 and has served as our Executive Chairman since February 2016.  Mr. Morgan served as Chairman and Chief Executive Officer of Tomsten, Inc. (d/b/a Archiver’s) from December 2009 through August 2012 pursuant to a management agreement between Winmark and Tomsten, Inc.  On April 29, 2013, Tomsten filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in Minnesota.  He was an independent investor/business consultant from April 1999 to February 2000.  He was the founder of Winthrop Resources Corporation, a business equipment leasing company, and served as its President from March 1982 through March 1999.  In addition, Mr. Morgan is currently a private investor.

Brett D. Heffes has been a member of our board of directors and has served as our Chief Executive Officer since February 2016.  Mr. Heffes served as President of Winmark Corporation from February 2011 to February 2016.  From November 2002 to February 2011, Mr. Heffes served in a number of positions for Winmark including President of Finance and Administration, Chief Financial Officer and Treasurer.

Anthony D. Ishaug has served as our Chief Financial Officer since September 2008 and Treasurer since November 2009.  Prior to joining Winmark, Mr. Ishaug was employed as Chief Operating Officer and Chief Financial Officer of Department 56, Inc., (a division of Lenox Group, Inc.), a giftware and collectible company, from January 2008 until September 2008.  From April 2005 to January 2008, Mr. Ishaug served as Controller and Treasurer of Lenox Group, Inc.

Steven A. Murphy has served as our President of Franchising since October 2006.  Mr. Murphy served as Vice President of Franchise Management from December 2003 to October 2006.  From September 2001 until December 2003, Mr. Murphy served in a number of positions for Winmark including Director of Play It Again Sports and Director of Marketing and Sales.

Steven C. Zola has been a member of our board of directors since February 2011 and has served as its Vice Chairman since February 2016.  Mr. Zola has served as the President of Winmark Capital Corporation since December 2005, and also served as an advisor to Winmark from January 2005 to December 2005.  From September 2002 until January 2007, Mr. Zola served in a number of positions, including President and Chief Executive Officer, of CrystalVoice Communications, Inc, a VoIP software company. From March 1990 to January 2002 he was employed by Winthrop Resources Corporation, a technology equipment leasing company, where he served as Senior Vice President of Sales and Marketing prior to his departure.

Leah A. Goff has served as our Vice President of Human Resources since September 2005.  From April 1997 to March 2000 and October 2000 to September 2005, Ms. Goff served as our Human Resources Manager.

The term of office of each executive officer continues until terminated by Winmark.

There are no arrangements or understandings among any of the executive officers of Winmark and any other person (not an officer or director of Winmark) pursuant to which any of the executive officers were selected as an officer of Winmark.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Structure

The Compensation Committee of the Board of Directors has the responsibility for approving, monitoring and generally overseeing compensation of each of the executive officers named in the Summary Compensation Table on page 13.  We refer to these executive officers as our Named Executive Officers or NEOs.  Our management team, particularly our Executive Chairman, John Morgan, and our Chief Executive Officer, Brett Heffes, provides the Compensation Committee with the information necessary to evaluate NEO compensation.

Compensation Philosophy

We believe that our success depends upon a team of senior officers working together to promote the growth and financial success of the Company rather than upon the individual performance of any one member of that team.  As such, our compensation structure for NEOs emphasizes the collective accountability to our shareholders, employees, and to one another by examining the performance of the NEOs as a group.  The NEOs’ compensation structure is intended to provide each team member with the appropriate incentives to work towards the achievement of goals by the Company as a whole, and to encourage each NEO to remain a long-term contributor to our success.

We examine the overall success of our business and the effectiveness of the NEOs as a group to determine salary, bonus, and incentive compensation.  Consistent with this philosophy, our policy is to examine a variety of financial and nonfinancial factors in their totality to determine NEO compensation, including the overall performance of the company against long-term financial and strategic objectives, cash flow, human resources management, and earnings per share.  We do not tie any of the elements of NEO compensation to the attainment of a specific goal related to these or any other factors.  Instead, we retain the flexibility to consider all compensation factors in their totality when awarding compensation.

Although our philosophy is to compensate NEOs as a group, we believe it is important to retain the flexibility and discretion to modify all elements of compensation awarded to individuals based upon their general business and company experience, leadership, potential future contribution, and the performance of the businesses for which they are responsible.

Our primary objectives in regard to executive compensation are to recruit and retain talented individuals using a compensation structure that rewards individuals for the overall success of our businesses while also maximizing shareholder value.  Our compensation structure is designed to provide accountability among the NEOs, because the success of each business segment impacts the compensation received by all of the NEOs.

We receive feedback from shareholders on our compensation programs through the advisory vote on the compensation paid to our NEOs, which we held for the first time at the 2013 Annual Meeting of Shareholders and will hold every three years.  At the 2013 Annual Meeting of Shareholders, the advisory vote on the compensation paid to our NEOs received over 80% approval of shares voted on the proposal, and we will continue to take this feedback into account when making decisions regarding NEO compensation.

Summary of Compensation Components

The primary components of compensation for NEOs are:

•         Base Pay

•         Annual Incentive Bonus

•         Equity-Based Compensation

Base Pay.  Base pay levels are typically considered by the Compensation Committee annually, and may also be considered upon a promotion or other change in job responsibility.  Base pay provides the NEOs with regular compensation for services performed during the fiscal year, and is used to establish a pay range for the annual incentive bonus.  The NEOs’ base pay is designed to be competitive in the region, but is not specifically compared to a peer group.  The NEOs’ base pay is determined in part by examining awards from past years, both for NEOs as a group and for each individual NEO.  Operating within the framework of compensating the NEOs as a team based upon the overall achievement of our long-term and short term goals, we have the discretion to adjust each NEO’s salary based upon their individual performance, leadership and potential future contribution.

Annual Incentive Bonus. In addition to base pay, each NEO is eligible to receive an annual incentive bonus.  The annual bonus for each NEO, awarded at the discretion of the Compensation Committee, may range in amount from 0% to 100% of that NEO’s salary.  The annual incentive bonus is designed to motivate and reward the NEOs as a group for furthering the achievement of the Company’s short and long-term objectives during the fiscal year.  This component of compensation also emphasizes the accountability each NEO has to contribute to the growth and financial success of the Company, and motivates the NEOs to achieve individual and group expectations.  Ultimately, the performance of all the NEOs as a group and the performance of the Company determine the annual incentive bonus.  Similar to base pay, at our discretion each individual NEO may have their bonus increased or decreased based upon the individual’s performance, leadership and potential future contribution.

Long-Term, Equity-Based Incentive Compensation.  The third primary component of compensation is long-term incentive compensation in the form of stock options. We use equity-based compensation in the form of stock option grants to align the interests of the NEOs with those of shareholders.  Options granted to the NEOs by the Compensation Committee under our current employee stock option plan vest over time and such vesting is contingent upon the continued employment of the NEO, creating an incentive for the executive to remain an employee for an extended period.  Typically, equity-based incentive compensation is awarded to NEOs by the Compensation Committee semi-annually on or about the first of June and during the Compensation Committee’s December meeting, although the Compensation Committee retains the discretion to award options at any time.  We restrict the number of individuals receiving stock options to NEOs and a small number of other key employees.  Although previous awards are considered, the amount of options a NEO receives depends primarily upon the NEOs performance as a group, the total number of option shares recommended for issuance, and the total number of people included in the annual stock option grants.  As with the other elements of compensation, we maintain the discretion to adjust each NEO’s option award based upon their individual performance, leadership and potential future contribution.

Change of Control Payments, At-Will Employment and Payments Under Non-Competition Agreements. Our NEOs are at-will employees operating without employment contracts, with the exception of John Morgan, our Executive Chairman.  None of our NEOs are awarded change-of-control payments, pension agreements, or pre-determined severance arrangements.  Management believes that such guaranteed payments and agreements are not beneficial to the Company.  Instead, by not committing to base salary, annual incentive bonuses or stock options over a long term, we preserve the flexibility to make a change if any NEO is underperforming expectations.  Although we have in the past, and at our discretion may in the future, negotiate severance agreements with our NEOs upon their termination, we are under no obligation to do so.  On January 23, 2015, Winmark entered into a Non-Competition Agreement (the “Agreement”) with Steven C. Zola, a member of the Board of Directors of Winmark and President of Winmark Capital Corporation.  The Agreement provides for a five year non-competition and non-solicitation period, as defined within the Agreement, for Mr. Zola and entitles Mr. Zola to additional compensation of $370,000 per year in addition to his regular cash, incentive and equity compensation.

Consideration of Risk Related to Compensation Policies

We believe that our compensation policies, practices and programs work together to minimize exposure to excessive risk while appropriately pursuing strategies that emphasize maximizing shareholder value.  The balance of the compensation components and the importance placed on the achievement of long-term financial and strategic objectives do not encourage risk-taking that is reasonably likely to have a material adverse effect on the Company.

Compensation Approval Process

Role of Executive Officers

Mr. Morgan, our Executive Chairman, has a unique perspective regarding the compensation of NEOs.  As our largest individual shareholder, Mr. Morgan has a strong interest in maximizing shareholder value.  Mr. Morgan, along with Mr. Heffes, our Chief Executive Officer, have access to and make decisions regarding all facets of our businesses, and have the ability to evaluate the performance of each NEO.  They provide information to the Compensation Committee, who ultimately approves the compensation of our NEOs.  Mr. Morgan has requested that he not be awarded stock options by the Compensation Committee.

Mr. Morgan and Mr. Heffes review the overall performance of all of our business segments and each individual NEO’s performance, taking into account our compensation philosophy and the compensation factors described above.  After receiving input from other NEOs at their discretion, Mr. Morgan and Mr. Heffes make an initial assessment regarding each element of compensation for the NEOs, including themselves.  Their assessment is submitted to the Compensation Committee for discussion at its annual meeting in December.  The final approval of all NEOs’ compensation, including that of Mr. Morgan and Mr. Heffes, is at the sole discretion of the Compensation Committee.

Compensation Committee Process

The Compensation Committee meets annually to review and approve the compensation of our executive officers and non-employee directors, as well as to oversee broad-based employee compensation policies.  The Compensation Committee reviews the recommendations of the Executive Chairman and the Chief Executive Officer regarding NEO annual incentive bonus compensation for the current year, NEO option grants for the current year, and NEO salaries for the following year, with the power to approve, modify or reject the proposed awards.  The Compensation Committee is also responsible for determining compensation and annually evaluating the performance of the Chief Executive Officer.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Mark L. Wilson, Chairman

Jenele C. Grassle

Paul C. Reyelts

Executive Compensation Tables

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers (“NEOs”) for the fiscal year ended December 26, 2015.

We entered into an employment agreement with John L. Morgan, our Executive Chairman, in March 2000, which has been subsequently amended three times.  The most recent amendment, in 2006, clarified that Mr. Morgan’s base salary will be set annually by the Compensation Committee or a similar body of independent directors in its discretion.  Pursuant to the agreement, Mr. Morgan may also receive a bonus determined by the Compensation Committee in its discretion.  The agreement is terminable for any reason by either party upon 30 days written notice.

2015 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)(2)(3)	Total ($)
John L. Morgan Executive Chairman of the Board of Directors	2015	300,000	300,000	-	8,940	608,940
	2014	292,000	292,000	-	8,784	592,784
	2013	280,750	280,750	-	8,625	570,125
Brett D. Heffes Chief Executive Officer	2015	300,000	300,000	338,368	9,180	947,548
	2014	292,000	292,000	357,255	9,018	950,273
	2013	280,750	280,750	375,643	8,850	945,993
Anthony D. Ishaug Chief Financial Officer and Treasurer	2015	250,000	250,000	338,368	9,180	847,548
	2014	230,000	138,000	315,225	9,018	692,243
	2013	220,000	110,000	304,575	8,850	643,425
Steven A. Murphy President, Franchising	2015	300,000	300,000	338,368	9,180	947,548
	2014	292,000	292,000	357,255	9,018	950,273
	2013	280,750	280,750	375,643	8,850	945,993
Steven C. Zola President, Winmark Capital Corporation	2015	300,000	300,000	338,368	379,180	1,317,548
	2014	292,000	292,000	357,255	9,018	950,273
	2013	280,750	280,750	375,643	8,850	945,993

(1)          The amounts included under the Option Awards column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards granted in fiscal 2015, 2014 and 2013 under the 2010 Stock Option Plan.  A discussion of the assumptions made in the valuation of our stock options is located in footnote 6 “Shareholders’ Equity (Deficit)” in the Annual Report on Form 10-K, and is incorporated herein by reference.

(2)          All Other Compensation paid by Winmark is comprised of 401(k) matching contributions, an optional annual contribution to each employee’s retirement account, and life insurance premium payments.  NEOs receive the same 401(k) matching benefits and the same optional annual contribution to employee retirement accounts as all active and eligible employees.  The maximum life insurance payout for executive officers ($250,000), including NEOs, is higher than the maximum payout for salaried exempt ($150,000) and non-exempt office employees ($75,000).

(3)          Included in All Other Compensation for Mr. Zola for 2015 is $370,000 in payments under a Non-Competition Agreement as outlined in the Summary of Compensation Components on pages 10-11.

2015 Grants of Plan-Based Awards

All stock options granted to each of the NEOs during 2015 were made under the Company’s 2010 Stock Option Plan.  The stock options vest in equal installments on the first, second, third and fourth anniversaries of the grant date and expire ten years from the date of grant.

The table below summarizes grants of equity awards to each of the NEOs for the fiscal year ended December 26, 2015.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

John L. Morgan	-	-	-	-

Brett D. Heffes	6/1/2015 12/14/2015	6,800 6,800	91.93 90.99	173,264 165,104

Anthony D. Ishaug	6/1/2015 12/14/2015	6,800 6,800	91.93 90.99	173,264 165,104

Steven A. Murphy	6/1/2015 12/14/2015	6,800 6,800	91.93 90.99	173,264 165,104

Steven C. Zola	6/1/2015 12/14/2015	6,800 6,800	91.93 90.99	173,264 165,104

2015 Option Exercises and Stock Vested

The table below summarizes stock option exercises for each of the NEOs during the fiscal year ended December 26, 2015.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
John L. Morgan	-	-
Brett D. Heffes	-	-
Anthony D. Ishaug	-	-
Steven A. Murphy	-	-
Steven C. Zola	2,121	120,040

(1)       Computed by determining the difference between the market price of our Common Stock at exercise and the option exercise price, before withholding tax liabilities.

Outstanding Equity Awards at Fiscal Year-End 2015

The table below summarizes option awards outstanding for each of the NEOs as of the end of fiscal 2015.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

John L. Morgan	-	-	-	-
Brett D. Heffes	2,500 10,000 9,250 9,250 9,250 6,937 6,937 4,625 4,625 2,125 2,125 0 0	0 0 0 0 0 2,313 2,313 4,625 4,625 6,375 6,375 6,800 6,800	22.15 31.19 32.92 37.76 53.34 51.17 55.72 59.77 82.72 66.29 80.32 91.93 90.99	12/10/19 06/01/20 12/14/20 06/01/21 12/08/21 06/01/22 12/13/22 06/01/23 12/16/23 06/01/24 12/15/24 06/01/25 12/14/25
Anthony D. Ishaug	4,000 7,000 7,500 7,500 7,500 7,500 5,625 5,625 3,750 3,750 1,875 1,875 0 0	0 0 0 0 0 0 1,875 1,875 3,750 3,750 5,625 5,625 6,800 6,800	18.40 22.15 31.19 32.92 37.76 53.34 51.17 55.72 59.77 82.72 66.29 80.32 91.93 90.99	09/04/18 12/10/19 06/01/20 12/14/20 06/01/21 12/08/21 06/01/22 12/13/22 06/01/23 12/16/23 06/01/24 12/15/24 06/01/25 12/14/25
Steven A. Murphy	8,426 7,306 10,000 10,000 9,250 9,250 9,250 6,937 6,937 4,625 4,625 2,125 2,125 0 0	0 0 0 0 0 0 0 2,313 2,313 4,625 4,625 6,375 6,375 6,800 6,800	12.75 13.01 22.15 31.19 32.92 37.76 53.34 51.17 55.72 59.77 82.72 66.29 80.32 91.93 90.99	12/11/18 06/01/19 12/10/19 06/01/20 12/14/20 06/01/21 12/08/21 06/01/22 12/13/22 06/01/23 12/16/23 06/01/24 12/15/24 06/01/25 12/14/25
Steven C. Zola	14,625 17,686 8,437 5,786 7,306 7,500 7,113 8,581 9,250 9,250 6,937 6,937 4,625 4,625 2,125 2,125 0 0	0 0 0 0 0 0 0 0 0 0 2,313 2,313 4,625 4,625 6,375 6,375 6,800 6,800	20.32 20.96 16.52 12.75 13.01 22.15 31.19 32.92 37.76 53.34 51.17 55.72 59.77 82.72 66.29 80.32 91.93 90.99	12/14/16 12/13/17 08/13/18 12/11/18 06/01/19 12/10/19 06/01/20 12/14/20 06/01/21 12/08/21 06/01/22 12/13/22 06/01/23 12/16/23 06/01/24 12/15/24 06/01/25 12/14/25

(1)        All of the above-listed option awards were granted pursuant to the 2001 Stock Option Plan and the 2010 Stock Option Plan.  Unless otherwise indicated, the option awards vest 25% per year for four years, beginning on the first anniversary of the option grant.  Each option award was granted on the date 10 years prior to the expiration date, and expires on the indicated date, or earlier in the case of an employee’s termination, disability or death.

Potential Payments Upon Termination or Change-in-Control

We have not entered into contracts or agreements with the NEOs, individually or as a group, guaranteeing payments to them upon any termination or a change of control of Winmark.  However, our 2001 Stock Option Plan (“2001 Plan”) and 2010 Stock Option Plan (“2010 Plan”), which provide option awards to our NEOs, provide that optionees are eligible for certain benefits when a “Transaction” occurs, as defined therein.  A “Transaction” includes the acquisition of the Company through the sale of substantially all of our assets or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation.  Generally speaking, all of the outstanding and unvested stock options granted under the 2001 Plan and 2010 Plan become immediately exercisable upon the occurrence of a Transaction unless the Board selects to either: (a) terminate the 2001 Plan and 2010 Plan and cancel outstanding options not exercised prior to reasonable exercise period; (b) pay optionees, either in cash or shares of the surviving corporation’s stock, the difference between the fair market value of the stock price and the stock option exercise price; or (c) continue the 2001 Plan and 2010 Plan and allow optionees the right to exercise their respective options for an equivalent number of shares of stock of the succeeding corporation.

As of December 26, 2015, the NEOs had the following outstanding and unvested options to purchase shares of our Common Stock that could accelerate upon a change in control:

Name	Unexercisable Option Shares (#)	Option Exercise Price ($)	Stock Price December 26, 2015	Value Realized Upon Acceleration ($)(1)

John L. Morgan	-	-	-	-
Brett D. Heffes	2,313 2,313 4,625 4,625 6,375 6,375 6,800 6,800	51.17 55.72 59.77 82.72 66.29 80.32 91.93 90.99	91.98	94,394 83,869 148,971 42,828 163,774 74,333 340 6,732
Anthony D. Ishaug	1,875 1,875 3,750 3,750 5,625 5,625 6,800 6,800	51.17 55.72 59.77 82.72 66.29 80.32 91.93 90.99	91.98	76,519 67,988 120,788 34,725 144,506 65,588 340 6,732
Steven A. Murphy	2,313 2,313 4,625 4,625 6,375 6,375 6,800 6,800	51.17 55.72 59.77 82.72 66.29 80.32 91.93 90.99	91.98	94,394 83,869 148,971 42,828 163,774 74,333 340 6,732
Steven C. Zola	2,313 2,313 4,625 4,625 6,375 6,375 6,800 6,800	51.17 55.72 59.77 82.72 66.29 80.32 91.93 90.99	91.98	94,394 83,869 148,971 42,828 163,774 74,333 340 6,732

(1)         Assuming that a change in control occurred at a stock price of $91.98 per share (the closing price of the Company’s stock as of December 26, 2015), before any withholding tax liabilities.

2015 Director Compensation

Cash Compensation Paid to Board Members

For the fiscal year ended December 26, 2015, nonemployee members of the Board of Directors were entitled to receive an annual cash retainer of $25,000 and an attendance fee of $1,000 for each Board or Committee meeting.  The Lead Director received an additional annual retainer of $5,000.  For fiscal 2016, the annual cash retainer for nonemployee members of the Board of Directors will increase to $30,000 and the attendance fee for Audit Committee meetings will increase to $2,000.

Stock Option Award

Pursuant to the terms of our Stock Option Plan for Nonemployee Directors, nonemployee directors are automatically granted an option to purchase 25,000 common shares upon the initial election as a director.  In addition to an initial award under the Nonemployee Director Stock Option Plan, each nonemployee director is eligible to receive stock option grants as determined by the Compensation Committee.  In June and December 2015, each current nonemployee director received a stock option grant of 800 shares pursuant to the Nonemployee Director Stock Option Plan.  These options vest 25% per year for four years, beginning one year from the date of the grant, and expire at the end of 10 years.  All of the outstanding and unvested stock options granted under the Nonemployee Director Stock Option Plan become immediately exercisable upon the occurrence of a change in control of the Company.

The following table sets out the fiscal 2015 compensation for each of our current nonemployee directors.

Name(1)(2)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)(3)	Total ($)
Lawrence A. Barbetta	34,000	39,808	73,808
Jenele C. Grassle	31,000	39,808	70,808
Kirk A. MacKenzie	33,000	39,808	72,808
Paul C. Reyelts	41,000	39,808	80,808
Mark L. Wilson	36,000	39,808	75,808

(1)          Our executives who also serve on the Board of Directors did not receive any compensation for their services as directors.  The compensation for Mr. Morgan and Mr. Zola, whom both serve on the Board of Directors, as well as Mr. Heffes, who also serves as a director since February 2016, is outlined in the Summary Compensation Table on page 13.

(2)          Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards granted in fiscal 2015.  A discussion of the assumptions made in the valuation of our stock options is located in footnote 6 “Shareholders’ Equity (Deficit)” in the Annual Report on Form 10-K, and is incorporated herein by reference.

(3)          As of December 26, 2015, nonemployee directors hold options to purchase the following shares of our common stock pursuant to the Nonemployee Director Stock Option Plan:  Mr. Barbetta, 32,600 shares; Ms. Grassle, 15,600 shares; Mr. MacKenzie, 15,600 shares; Mr. Reyelts, 11,850 shares; and Mr. Wilson, 15,600 shares.

Transactions with Related Persons, Promoters and Certain Control Persons

There were no reportable related party transactions in fiscal 2015.

Review, Approval or Ratification of Transactions with Related Persons

The Board of Directors has a formal written related party transaction statement of policy, which sets forth Winmark’s policies and procedures for the review, approval or ratification of any transaction with a related party required to be reported in our company’s filings with the Securities and Exchange Commission.  The Audit Committee of the Board of Directors must approve any related party transaction subject to this policy before commencement of the related party transaction.  The audit committee may, in its sole discretion, approve or deny any related party transaction.  In the event Winmark’s management becomes aware of a related party transaction that has not been previously approved by the Audit Committee, such transaction will be submitted to the Audit Committee, which has the authority to ratify, amend, terminate or rescind the transaction as deemed appropriate in its discretion.

Securities Authorized for Issuance Under Equity Compensation Plans

The following information reflects certain information about our equity compensation plans as of December 26, 2015:

	Equity Compensation Plan Information
	(a)	(b)	(c)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	668,740	$53.73	148,601

Equity compensation plans not approved by security holders	N/A	N/A	N/A

TOTAL	668,740	$53.73	148,601

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS

AND EXECUTIVE OFFICERS

The following table sets forth the number of shares of Common Stock beneficially owned by (i) each person known by us to own more than 5% of the outstanding shares of Common Stock, (ii) each Named Executive Officer in the Summary Compensation Table, (iii) each director, (iv) each director nominee and (v) all directors and executive officers as a group.  All persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned, unless otherwise noted.  The number of shares listed is as of March 4, 2016, the Record Date, unless otherwise noted.

Name (and Address of 5% Holders) or Identity of Group	Number of Shares Beneficially Owned	Percent of Outstanding Shares

John L. Morgan 605 Highway 169 N, Suite 400 Minneapolis, MN 55441	907,186[1]	22.1%

Brett D. Heffes	178,124[2]	4.3%

Steven A. Murphy	172,176[3]	4.1%

Steven C. Zola	171,937[4]	4.1%

Kirk A. MacKenzie	96,168[5]	2.3%

Anthony D. Ishaug	73,750[6]	1.8%

Mark L. Wilson	44,000[5]	1.1%

Paul C. Reyelts	37,947[7]	*

Lawrence A. Barbetta	28,000[8]	*

Jenele C. Grassle	17,500[5]	*

Ronald G. Olson 1630 North Ridge Drive Wayzata, MN 55391	563,852[9]	13.7%

Nine Ten Partners LP 12600 Hill Country Blvd, Suite R-230 Austin, TX 78738	461,975[10]	11.2%

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	225,960[11]	5.5%

All current directors and executive officers as a group (11 persons)	1,741,186[12]	38.4%

*                                         Less than 1%

(1)	Includes 29,032 shares held by Mr. Morgan’s wife, for which he disclaims beneficial ownership.

(2)

Includes 67,624 shares which are not outstanding, but may be acquired within 60 days of the Record Date through the exercise of stock options. Includes 1,300 shares held by Mr. Heffes for a minor child.

(3)

Includes 90,856 shares which are not outstanding, but may be acquired within 60 days of the Record Date through the exercise of stock options. Includes 700 shares held in two trust accounts on behalf of Mr. Murphy’s children.

(4)	Includes 122,908 shares which are not outstanding, but may be acquired within 60 days of the Record Date through the exercise of stock options. Includes 1,500 shares held by Mr. Zola’s children.

(5)	Includes 11,000 shares which are not outstanding, but may be acquired within 60 days of the Record Date through the exercise of stock options.

(6)	Includes 63,500 shares which are not outstanding, but may be acquired within 60 days of the Record Date through the exercise of stock options.

(7)	Includes 7,250 shares which are not outstanding, but may be acquired within 60 days of the Record Date through the exercise of stock options.

(8)	Includes 28,000 shares which are not outstanding, but may be acquired within 60 days of the Record Date through the exercise of stock options.

(9)	We have relied on information provided by Mr. Olson in a Form 4 filed on June 3, 2015.
Includes 1,500 shares held by Mr. Olson’s wife.

(10)

We have relied on information provided by Nine Ten Partners LP on Schedule 13G filed on February 16, 2016, and includes shares owned by affiliates of Nine Ten Partners, Brian Bares, James Bradshaw and Russell Mollen.

(11)	We have relied on information provided by T. Rowe Price Associates, Inc. on Schedule 13G filed on Febraury 12, 2016.

(12)	Includes 421,886 shares which are not outstanding, but may be acquired within 60 days by all directors and executive officers as a group through the exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires directors, executive officers, and persons who own more than ten percent of our Common Stock to file with the Securities and Exchange Commission (“Commission”) initial reports of beneficial ownership and reports of changes in beneficial ownership of common shares.  Directors, officers and greater than ten percent shareholders are required by the regulations of the Commission to furnish us with copies of all Section 16(a) reports they file.  To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 26, 2015, all Form 3, Form 4 and Form 5 filing requirements of our directors, executive officers and persons who own more than ten percent of our Common Stock were met.

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

(Proposal #3)

General

Section 14A of the Securities Exchange Act requires that Winmark seek a non-binding advisory vote from its shareholders to approve executive compensation.  At the 2013 Annual Meeting of Shareholders, the majority of shareholders, in an advisory capacity, voted to set the frequency of advisory votes on executive compensation at three years.  Following that meeting, the Board of Directors adopted a resolution providing that an advisory vote on executive compensation would be held every three years until the next required vote on the frequency of such votes.

The Corporation has designed its executive compensation program to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and to increase long-term shareholder value.  As previously discussed, there are three primary components to NEO compensation:  (1) base pay, (2) annual incentive bonus and (3) equity based compensation (see discussion in EXECUTIVE COMPENSATION, pp. 10-12.)

Board Recommendation

The Board recommends that the shareholders approve the compensation awarded by the Company to the NEOs, as described in the tabular disclosures and other narrative executive compensation disclosures in this Proxy Statement (pp. 10-14) as required by the rules of the Securities and Exchange Commission.  We believe that our compensation policies and practices are centered on a pay-for-performance philosophy and are strongly aligned with the long-term interests of our shareholders.  This is particularly true, in light of the ownership of the NEOs as a group.  As of December 26, 2015, the NEOs of Winmark owned 28% of the outstanding common stock, including a 22% ownership stake by our Executive Chairman.

The advisory vote to approve executive compensation is non-binding.  The approval or disapproval of this proposal by shareholders will not require the Board or the Committee to take any action regarding the Company’s executive compensation practices.  The final decision on the compensation and benefits of our NEOs remains with the Board of Directors.

RATIFICATION OF INDEPENDENT AUDITORS

(Proposal #4)

General

The Audit Committee has the authority to appoint and discharge the independent registered public accounting firm and has chosen to retain GRANT THORNTON LLP to serve as independent registered public accounting firm for fiscal year 2016.  The Board is submitting such appointment of GRANT THORNTON LLP to the shareholders for ratification. If the appointment of GRANT THORNTON LLP is not ratified, the Board of Directors will require the Audit Committee to reconsider its selection.  Representatives from GRANT THORNTON LLP expect to be present at the meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following is a summary of the fees billed by GRANT THORNTON LLP for professional services rendered as our independent registered public accounting firm during the 2015 and 2014 fiscal years.

	GRANT THORNTON LLP
Fee Category	Fiscal 2015 Fees	Fiscal 2014 Fees

Audit Fees	$284,440	$277,270
Audit-Related Fees	15,080	15,080
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$299,520	$292,350

Audit Fees.  Consists of fees billed for professional services rendered for the audit of our annual consolidated financial statements, the audit of our internal control over financial reporting, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”  These services primarily consist of employee benefit plan audits.

Pursuant to its Audit Committee Charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for Winmark by its independent auditors or any other auditing or accounting firm.

AUDIT COMMITTEE REPORT

The Board of Directors maintains an Audit Committee comprised of four of Winmark’s independent directors.  The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the NASDAQ OMX Group, Inc. (“NASDAQ”) that governs audit committee composition, Rule IM-5605-4, including the requirement that audit committee members all be “independent directors” as that term is defined by NASDAQ Rule 5605(a)(2).

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of Winmark.  In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)                              reviewed and discussed with management Winmark’s consolidated audited financial statements as of and for the year ended December 26, 2015; and

(2)                              discussed with the independent auditors the matters required to be discussed under applicable standards as periodically amended, including Auditing Standard No. 16, Communication with Audit Committees; and

(3)                              received and reviewed the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent auditors the independent auditor’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Winmark’s Annual Report on Form 10-K for the fiscal year ended December 26, 2015, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:

Paul C. Reyelts, Chairman

Lawrence A. Barbetta

Kirk A. MacKenzie

Mark L. Wilson

Board Recommendation

The Board of Directors recommends that the shareholders vote FOR Proposal #4 to ratify GRANT THORNTON LLP as the independent registered public accounting firm for Winmark.  Under applicable Minnesota law, approval of the proposal to be voted on at the meeting requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

SHAREHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

Rule 14a-8 of the SEC permits shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules.

The Winmark Corporation 2017 Annual Meeting of Shareholders is expected to be held on or about April 26, 2017.  Proxy materials for that meeting are expected to be mailed on or about March 29, 2017.  Under SEC Rule 14a-8, shareholder proposals to be included in the Winmark Corporation proxy statement for that meeting must be received by Winmark Corporation on or before November 29, 2016.  Additionally, if Winmark Corporation receives notice of a shareholder proposal after February 12, 2017, the proposal will be considered untimely pursuant to SEC Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors of Winmark Corporation, Inc. for its 2017 Annual Meeting of Shareholders may exercise discretionary voting power with respect to the proposal.

ANNUAL REPORT ON FORM 10-K

A COPY OF OUR FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 26, 2015 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT.  THE ANNUAL REPORT IS INCORPORATED HEREIN BY REFERENCE.  WE WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE FURNISHING OF SUCH EXHIBIT(S).  ANY REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF OUR COMMON STOCK ON MARCH 4, 2016, THE RECORD DATE FOR THE 2016 ANNUAL MEETING, AND SHOULD BE DIRECTED TO ANTHONY D. ISHAUG, CHIEF FINANCIAL OFFICER AND TREASURER, AT OUR PRINCIPAL ADDRESS.

OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the meeting.  In the event any other business is presented at the meeting, the persons named in the enclosed proxy will have authority to vote on that business in accordance with their judgment.

By the Order of the Board of Directors

Brett D. Heffes
Chief Executive Officer

WINMARK CORPORATION ANNUAL MEETING OF SHAREHOLDERS Wednesday, April 27, 2016 3:00 p.m. Winmark Corporation Corporate Headquarters 605 Highway 169 N, Suite 100 Minneapolis, MN 55441 Winmark Corporation 605 Highway 169 N, Suite 100, Minneapolis, MN 55441 PROXY This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 27, 2016. Your shares of stock will be voted as you specify below. If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3 and 4. By signing the proxy, you revoke all prior proxies and appoint John L. Morgan and Kirk A. MacKenzie, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. See reverse for voting instructions.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4. 1. Set the number of directors at eight (8). ¦ For ¦ Against ¦ Abstain 2. Election of Directors: 01 John L. Morgan 05 Kirk A. MacKenzie ¦ Vote FOR ¦ Vote WITHHELD 02 Lawrence A. Barbetta 06 Paul C. Reyelts all nominees from all nominees 03 Jenele C. Grassle 07 Mark L. Wilson (except as marked) 04 Brett D. Heffes 08 Steven C. Zola (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 3. Advisory vote to approve executive compensation. ¦ For ¦ Against ¦ Abstain 4. Ratify the appointment of GRANT THORNTON LLP as independent registered public accounting firm for the 2016 fiscal year. ¦ For ¦ Against ¦ Abstain In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4. Address Change? Mark box, sign, and indicate changes below: ¦ Date _________________________________, 2016 Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, adminis - trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Winmark Corporation